SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 28, 2005
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                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
         (State or other jurisdiction of incorporation or organization)



                     1-15157                       36-2552989
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            (Commission File Number)     (IRS Employer Identification No)



               1900 West Field Court, Lake Forest, Illinois   60045
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               (Address of principal executive offices)     (Zip Code)




       Registrant's telephone number, including area code: (847) 482-2000
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(Former  name or former  address,  if  changed  since  last  report.)  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 ELECTION OF DIRECTOR

On November 28, 2005, the Company issued a press release announcing the election of Mr. N. Thomas Linebarger, Executive Vice President of Cummins Inc. and President of Cummins Power Generation, to the Company's Board of Directors. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.                 Description
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    99.1                    Press Release dated November 28, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 28, 2005          PACTIV CORPORATION


                                  By: /s/ James V. Faulkner, Jr.
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                                        James V. Faulkner, Jr.
                                        Vice President and General Counsel